UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2011

NetLogic Microsystems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50838	77-0455244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3975 Freedom Circle, Santa Clara, CA 95054
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 454-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) NetLogic Microsystems, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 20, 2011.

(b) The stockholders considered five proposals, each of which is described in more detail in the Company’s definitive 2011 proxy statement dated April 29, 2011.

Proposal 1: The vote on a proposal to elect three Class I directors to hold office until the 2014 Annual Meeting was as follows:

Director Nominee	Votes For	Votes Withheld
Ronald Jankov	56,354,387	3,288,859
Norman Godinho	56,353,889	3.289,357
Marvin Burkett	58,546,751	1,096,495

Broker Non-Votes: 3,821,448

All of the foregoing candidates were elected to hold office until the 2014 Annual Meeting.

Proposal 2:  The vote on a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2011 was as follows:

For	Against	Abstain
63,377,214	64,805	22,675

Broker Non-Votes: 0

The foregoing proposal was approved.

Proposal 3:  The non-binding advisory vote on the compensation of the Company’s executive officers was as follows:

For	Against	Abstain
58,421,459	1,116,040	105,747

Broker Non-Votes: 3,821,448

Proposal 4:  The non-binding advisory vote on the frequency of future advisory votes on executive compensation was as follows:

One Year	Two Years	Three Years	Abstain
42,993,876	170,032	16,419,710	58,628

            Broker Non-Votes: 3,822,448

Proposal 5:  The vote on a stockholder proposal to request that the Board of Directors initiate the appropriate process to amend the Company’s certificate of incorporation and/or bylaws to provide that uncontested director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of stockholders, with a plurality vote standard retained for contested director elections, was as follows:

For	Against	Abstain
43,004,225	16,460,825	177,196

            Broker Non-Votes: 3,822,448

The foregoing non-binding proposal was approved.

(d) No later than 150 days from May 20, 2011, but in no event later than 60 days prior to the deadline for submission of shareholder proposals under SEC Rule 14a-8, as disclosed in the Company's proxy statement for the 2011 Annual Meeting of Stockholders, by amendment to this Form 8-K, the Company will disclose its decision in light of the vote on Proposal 4 as to how frequently the Company will include a shareholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetLogic Microsystems, Inc.

Date: May 26, 2011	By:	/s/ Mike Tate
Mike Tate Vice President and Chief Financial Officer